Exhibit 10.2

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of April 29, 2011, by and among AdCare Health Systems, Inc., an Ohio corporation, with headquarters located at 5057 Troy Road, Springfield, Ohio 45502 (the “Company”), and the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).

WHEREAS:

A.    The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B.    The Company has authorized a new series of subordinated convertible notes of the Company, in the form attached hereto as Exhibit A (the “Notes”), which Notes shall be convertible into the Company’s common stock, no par value per share (the “Common Stock”), in accordance with the terms of the Notes (as converted, collectively, the “Conversion Shares”).

C.    Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate principal amount of the Notes set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers attached hereto (which aggregate amount for all Buyers together shall be up to $5,500,000.)

D.    Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit B (the “Registration Rights Agreement”) pursuant to which the Company has agreed to provide certain registration rights with respect to Registrable Securities (as defined in the Registration Rights Agreement) under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

E.     The Notes and the Conversion Shares collectively are referred to herein as the “Securities”.

F.     The Notes are subordinated debt of the Company.

NOW, THEREFORE, the Company and each Buyer hereby agree as follows:

1.             PURCHASE AND SALE OF NOTES.

(a)   Purchase of Notes.  Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Closing Date (as defined below), a principal amount of Notes as is set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers (the “Closing”).  The Closing shall occur on the Closing Date at the offices of Reed Smith LLP, 599 Lexington Avenue, New York, New York 10022.

(b)   Purchase Price.  The aggregate purchase price for the Notes to be purchased by each Buyer at the Closing shall be the amount set forth opposite such Buyer’s name in column (4) of the Schedule of Buyers (the “Purchase Price”).  Each Buyer shall pay $1,000 for each $1,000 of principal amount of Notes to be purchased by such Buyer at the Closing, or the consideration set forth opposite such Buyer’s name in column (5) of the Schedule of Buyers.

(c)           Closing Date.  The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York City time, on the date hereof (or such other date and time as is mutually agreed to by the Company and each Buyer) after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below.

(d)           Form of Payment.  On the Closing Date, (i) each Buyer shall pay its respective Purchase Price (provided that certain amounts may be withheld pursuant to Section 4(g)) to the Company for the Notes to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions, and (ii) the Company shall deliver to each Buyer the Notes (allocated in the principal amounts as such Buyer shall request) which such Buyer is then purchasing hereunder, duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

2.             BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer, severally and not jointly, represents and warrants with respect to only itself that, as of the date hereof and as of the Closing Date:

(a)           No Public Sale or Distribution.  Such Buyer is (i) acquiring the Notes and (ii) upon conversion of the Notes will acquire the Conversion Shares issuable upon conversion of the Notes, in each case in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act and such Buyer does not have a present arrangement to effect any distribution of the Securities to or through any person or entity; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.  Such Buyer is acquiring the Securities hereunder in the ordinary course of its business.  Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person (as defined in Section 3(s)) to distribute any of the Securities.

(b)           Accredited Investor Status.  Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(c)           Reliance on Exemptions.  Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the

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truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

(d)           Information.  Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Buyer.  Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company.  Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained herein.  Such Buyer understands that its investment in the Securities involves a high degree of risk and is able to afford a complete loss of such investment.  Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(e)           No Governmental Review.  Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(f)            Transfer or Resale.

(i)            Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended, (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.  Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document (as defined in Section

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3(b)), including, without limitation, this Section 2(f); provided, that in order to make any sale, transfer or assignment of Securities, such Buyer and its pledgee makes such disposition in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

(ii)           Transfer Limitations.  Except with respect to a transfer to an Affiliate (as defined below), without the prior written consent of the Company, each Buyer acknowledges and agrees that no Buyer’s Notes may be transferred in increments less than the lesser of (x) $25,000 and (y) the amount then outstanding under such Notes (the “Minimum Transfer Amount”).

(g)           Legends.  Such Buyer understands that the certificates representing the Notes and, until such time as the resale of the Conversion Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares, except as set forth below, shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN] [THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”), if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act and that such legend is no longer required, or (iii) such holder provides the Company with reasonable assurances that the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A.  The Company shall be responsible for the fees of its transfer agent and all DTC fees associated with such issuance.

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(h)           Validity; Enforcement.  This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i)            No Conflicts.  The execution, delivery and performance by such Buyer of this Agreement and the Registration Rights Agreement and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(j)    Prohibited Transactions.  Other than with respect to this Agreement and the transactions contemplated herein, since the time that such Buyer was first contacted by the Company or the Placement Agent (as defined below) regarding the investment contemplated hereby, neither the Buyer nor any Affiliate (as defined by Rule 405 promulgated pursuant to the 1933 Act) of such Buyer which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Buyer’s investments or trading or information concerning such Buyer’s investments and (z) is subject to such Buyer’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Buyer or Trading Affiliate, effected or agreed to effect any transactions in the securities of the Company, or any transactions involving or relating to securities of the Company, including any derivative securities.  Such Buyer hereby covenants and agrees not to, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in any transactions in the securities of the Company, or any transactions involving or relating to the Company’s securities, during the period from the date hereof until such time as (i) the transactions contemplated by this Agreement are first publicly announced as described in Section 4(i) hereof (provided the Company complies therewith) or (ii) this Agreement is terminated in full pursuant to Section 8 hereof.

(k)           [Intentionally omitted]

(l)            Organization.  Each Buyer represents and warrants as to itself that it is either an individual or an entity duly organized or formed and validly existing in good standing under the laws of the jurisdiction in which it is so organized or formed, and has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

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3.             REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth in a disclosure schedule delivered by the Company to the Buyers prior to the execution of this Agreement (the “Company Disclosure Schedule”), which identifies exceptions by specific Section references (provided that any information set forth in any one section of the Company Disclosure Schedule shall be deemed to apply to each other applicable Section or subsection thereof if its relevance to the information called for in such Section or subsection is reasonably apparent), the Company represents and warrants to each of the Buyers that, as of the date hereof and as of the Closing Date:

(a)           Organization and Qualification.  Each of the Company and its “Subsidiaries” (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns 50% or more of any of the capital stock or similar interest in such entity) are entities duly organized and validly existing in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted.  Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.  As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby and the other Transaction Documents (as defined below) or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents.  The Company has no Subsidiaries except as set forth in the SEC Documents (as defined below).

(b)           Authorization; Enforcement; Validity.  The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Notes, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined in Section 5), the Lock-Up Agreements (as defined below) and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”) and to issue the Securities in accordance with the terms hereof and thereof.  The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Notes, and the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion of the Notes, have been duly authorized by the Company’s Board of Directors and other than (i) the filing of a Form D pursuant to Regulation D under the 1933 Act and any required notices or filings under applicable state securities or Blue Sky laws (“Blue Sky Laws”) with respect to the transactions contemplated hereby, (ii) the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement and (iii) as contemplated pursuant to Sections 4(i) and 4(k) hereof, no further filing, consent or authorization is required by the Company, its Board of Directors or its stockholders.  This Agreement and the other Transaction Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the

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Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c)           Issuance of Securities.  The issuance of the Notes is duly authorized and, upon issuance in accordance with the terms hereof, shall be validly issued and free from all taxes, liens and charges with respect to the issue thereof.  As of the Closing, subject to the provisions of Section 4(k) hereof, a number of shares of Common Stock shall have been duly authorized and reserved for issuance which equals or exceeds 120% of the sum of the maximum number of shares of Common Stock issuable upon conversion of the Notes.  Upon conversion or payment in accordance with the Notes, the Conversion Shares will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.  Assuming the accuracy of the representations and warranties set forth in Section 2 of this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

(d)           No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and and, subject to the provisions of Section 4(k) hereof, reservation for issuance and issuance of the Conversion Shares) will not (i) result in a violation of any certificate of incorporation, certificate of formation, any certificate of designations or other constituent documents of the Company or any of its Subsidiaries, any capital stock of the Company or any of its Subsidiaries or the bylaws of the Company or any of its Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of the NYSE Amex exchange (the “Principal Market”)) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(e)           Consents.  Except for the filing of a Form D pursuant to Regulation D under the 1933 Act and any required notices or filings under applicable state securities or Blue Sky Laws, neither the Company nor any of its Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof.  All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, except for the filing of Form D and any required notices or filings under applicable state securities or Blue Sky Laws.  The

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Company and its Subsidiaries are unaware of any facts or circumstances that could reasonably be expected to prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.  The Company is not in violation of the listing requirements of the Principal Market and has no knowledge of any facts that could reasonably be expected to lead to delisting or suspension of the Common Stock in the foreseeable future.

(f)            Acknowledgment Regarding Buyer’s Purchase of Securities.  The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company or any of its Subsidiaries, (ii) an “affiliate” of the Company or any of its Subsidiaries (as defined in Rule 144) or (iii) to the knowledge of the Company, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”)).  The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities.  The Company further represents to each Buyer that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

(g)           No General Solicitation; Placement Agent’s Fees.  Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.  The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby.  The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim.  The Company acknowledges that it has engaged Cantone Research, Inc. as exclusive placement agent (the “Placement Agent”) in connection with the sale of the Securities.  Other than the Placement Agent, neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the sale of the Securities.  The Company shall pay all stamp, transaction, and other taxes, fees or duties, if any, to which this Agreement and the Transaction Documents may be subject.

(h)           No Integrated Offering.  None of the Company, its Subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require the approval of stockholders of the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.  None of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that

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would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings for purposes of any such applicable stockholder approval provisions.

(i)            Dilutive Effect.  The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Notes will increase in certain circumstances.  The Company further acknowledges that its obligation to issue the Conversion Shares upon conversion of the Notes in accordance with this Agreement and the Notes is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other holders of Common Stock or securities convertible into Common Stock.

(j)            Application of Takeover Protections; Rights Agreement.  The Company and its board of directors (the “Board of Directors”) have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the State of Ohio which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Buyer’s ownership of the Securities.  Neither the Company nor its Board of Directors has adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

(k)           SEC Documents; Financial Statements.  During the two years prior to the date hereof, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof or prior to the date of the Closing, and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”).  The Company has delivered or made available to the Buyers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system.  As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  As of their respective filing dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

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(l)            Absence of Certain Changes.  Since December 31, 2010, there has been no material adverse change and no material adverse development in the business, assets, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company or its Subsidiaries, taken as a whole.  Since December 31, 2010, neither the Company nor any of its Subsidiaries has, except as set forth in the SEC Documents (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $100,000 outside of the ordinary course of business or (iii) had capital expenditures, individually or in the aggregate, in excess of $100,000.  Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.  The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below).  For purposes of this Section 3(l), “Insolvent” means, with respect to any Person (i) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s total Indebtedness (as defined in Section 3(s)), (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(m)          No Undisclosed Events, Liabilities, Developments or Circumstances.  Since December 31, 2010, no event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

(n)           Conduct of Business; Regulatory Permits.  Neither the Company nor its Subsidiaries is in violation of any term of or in default under any certificate of designations of any outstanding series of preferred stock of the Company, the Certificate of Incorporation or Bylaws or their organizational charter or articles of incorporation or bylaws, respectively.  Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in each case for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect.  Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future.  Since the date two years prior to the date hereof, (i) the Common Stock has been designated for quotation or listed on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market.  The Company and its Subsidiaries

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possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(o)           Foreign Corrupt Practices.  Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(p)           Sarbanes-Oxley Act.  The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

(q)           Transactions With Affiliates.  Except as disclosed in the SEC Documents, no transaction has occurred between or among the Company or its Subsidiaries and any of its officers or directors, stockholders or any affiliate or affiliates of any such officer or director.

(r)            Equity Capitalization.  As of the date hereof, the authorized capital stock of the Company consists of (y) 29,000,000 shares of Common Stock, of which as of the date hereof, 8,348,997 shares are issued and outstanding and an additional 8,227,584 shares (including the shares reserved for issuance upon conversion of the Notes) are reserved for issuance upon the conversion or exchange of securities issued by the Company or its Subsidiaries that are convertible into or exchangeable for shares of Common Stock, and there are no such convertible or exchangeable securities issued by the Company or its Subsidiaries for which at least 100% of the of shares issuable upon conversion or exchange have not been reserved and (z) 1,000,000 shares of preferred stock, of which as of the date hereof, no shares of which are issued and outstanding.  All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable.  Except as disclosed in the SEC Documents: (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into (other than the Notes), or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments

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of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company or any of its Subsidiaries; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement); (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions (other than as contemplated by the Notes, and other than the rights to purchase shares of Common Stock of employees in accordance with approved stock incentive plans and other agreements consistent with past practices), and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or any Subsidiary’s respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect.  The Company has furnished or made available to the Buyer upon such Buyer’s request, true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s Bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto.

(s)           Indebtedness and Other Contracts.  Except as disclosed in the SEC Documents, neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect.  For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, except for trade payables incurred in the ordinary course of business consistent with past practice and not past due for more than 60 (sixty) days after the date on which such trade payable was created, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including, without limitation, “capital leases” in accordance with United States generally accepted accounting principles (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or

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similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(t)            Absence of Litigation.  Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, the Common Stock or any of its Subsidiaries or any of the Company’s or the Company’s Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, that, in each case if determined adversely against the Company, its Subsidiaries or any of the Company’s or the Company’s Subsidiaries’ officers or directors, would result in a Material Adverse Effect

(u)           Insurance.  The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged.  Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(v)           Employee Relations.  (i) Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union.  The Company and its Subsidiaries believe that their relations with their employees are good.  No executive officer of the Company or any of its Subsidiaries (as defined in Rule 501(f) of the 1933 Act) has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the

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Company or any such Subsidiary.  No executive officer of the Company or any of its Subsidiaries, to the knowledge of the Company or any of its Subsidiaries, is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and, to the knowledge of the Company or any of its Subsidiaries, the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

(ii)           The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(w)          Title.  The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the SEC Documents or do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries.  Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

(x)            Intellectual Property Rights.

(i)            The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted.  None of the Company’s registered, or applied for, material Intellectual Property Rights has expired or terminated or have been abandoned, or are expected to expire or terminate or are expected to be abandoned, within three years from the date of this Agreement.  The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others which, if the subject of an unfavorable decision, ruling or finding would have a Material Adverse Effect.  There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or its Subsidiaries, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights.  Neither the Company nor any of its Subsidiaries is aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings.

(ii)           The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

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(iii)          The use by or on behalf of the Company and its Subsidiaries of all information and data, whether in printed or electronic form and whether contained in a database or otherwise, in connection with their business does not, to the knowledge of the Company, infringe or violate the rights of any Person or otherwise violate any applicable law.  The Company has a published privacy policy (the “Privacy Policy”) regarding the collection and use of “nonpublic personal information” (as defined in the Privacy Policy in effect on the date hereof) (“Customer Information”), that discloses the manner by which it collects, uses and transfers Customer Information.  The Company and its Subsidiaries are and have been in compliance with the Privacy Policy since its adoption by the Company in all material respects.

(y)           Environmental Laws.  The Company and its Subsidiaries (i) are in compliance with any and all applicable Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.  The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(z)            Subsidiary Rights.  The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

(aa)         Tax Status.  The Company and each of its Subsidiaries (i) has made or filed all federal, foreign and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(bb)         Internal Accounting and Disclosure Controls.  The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and

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liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference.  The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed in to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.  During the twelve months prior to the date hereof, neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant relating to any potential material weakness in any part of the system of internal accounting controls of the Company or any of its Subsidiaries.

(cc)         Form S-3 Eligibility.  The Company is eligible to register the Conversion Shares for resale by the Buyers using Form S-3 promulgated under the 1933 Act.

(dd)         Stock Option Plans.  Each stock option granted by the Company under the Company’s stock option plan was granted (i) in accordance with the terms of the Company’s stock option plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under United States generally accepted accounting principles consistently applied and applicable law.  No stock option granted under the Company’s stock option plan has been backdated.  The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(ee)         Off Balance Sheet Arrangements.  There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(ff)           Ranking of Notes.  Except as set forth in the Notes, no Indebtedness of the Company is senior to or ranks pari passu with the Notes in right of payment, whether with respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise.

(gg)         Manipulation of Price.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) other than the Placement Agent, sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii)

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other than the Placement Agent, paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(hh)         Transfer Taxes.  On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(ii)           Investment Company Status.  The Company is not, and upon consummation of the sale of the Securities, will not be, an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(jj)           No Disagreements with Accountants and Lawyers.  There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

(kk)         Acknowledgement Regarding Buyers’ Trading Activity.  The Company understands and acknowledges that, except as otherwise provided in Section 2(j) above, (i) none of the Buyers have been asked by the Company or its Subsidiaries to agree, nor has any Buyer agreed with the Company or its Subsidiaries, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that any Buyer, and counterparties in “derivative” transactions to which any such Buyer is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iii) to the knowledge of the Company, that each Buyer shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction.  The Company further understands and acknowledges that, except as otherwise provided in Section 2(j) above, (a) one or more Buyers may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Conversion Shares are being determined, and (b) such hedging and/or trading activities, if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted.  The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the other Transaction Documents, the Notes or any of the other documents executed in connection herewith.

(ll)           U.S. Real Property Holding Corporation.  The Company is not, has never been, and so long as any Securities remain outstanding, shall not become, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Company shall so certify upon any Buyer’s request.

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(mm)       Bank Holding Company Act.  Neither the Company nor any of its Subsidiaries or affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”).  Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.  Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(nn)         Shell Company Status. The Company is not, and has not been at any time during the 12 months preceding the date hereof, an issuer identified in Rule 144(i)(1).

(oo)         No Additional Agreements.  The Company does not have any agreement or understanding with any Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(pp)         Judgments.  There are no judgments outstanding against the Company that have not been accrued on the Company’s balance sheet in accordance with GAAP and disclosed in the SEC Documents.

(qq)         Disclosure.  The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their respective agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information, other than the terms of the transactions contemplated hereby, which shall be publicly disclosed pursuant to Section 4(i), and other than information that will be publicly disclosed prior to or concurrently with the disclosures made pursuant to Section 4(i).  The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company.  All disclosure provided to the Buyers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.  Each press release issued by the Company or any of its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  No event or circumstance has occurred or information exists with respect to the Company or any Subsidiary or either of its or their respective business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company’s reports filed under the 1934 Act, as amended, are being incorporated into an effective registration statement filed by the Company under the 1933 Act).  The Company acknowledges and agrees that no Buyer makes or has made any

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representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

4.             COVENANTS.

(a)           Best Efforts.  Each party shall use its best efforts to satisfy timely each of the covenants and the conditions to be satisfied by it as provided in Sections 5, 6 and 7 of this Agreement.

(b)           Form D and Blue Sky.  The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing, unless the same be available to the public through the EDGAR system.  The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.  The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

(c)           Reporting Status.  Until the date on which the Investors (as defined in the Registration Rights Agreement) shall have sold all the Conversion Shares and none of the Notes is outstanding (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

(d)           Use of Proceeds.  The Company will use the proceeds from the sale of the Securities for general corporate purposes, including the acquisition of three nursing home facilities in Georgia and general and administrative expenses and not for (i) the repayment of any outstanding Indebtedness of the Company or any of its Subsidiaries or (ii) the redemption or repurchase of any of its or its Subsidiaries’ equity securities.

(e)           Financial Information.  The Company agrees to send the following to each Investor during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile or e-mail copies of all press releases issued by the Company or any of its Subsidiaries, and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.  As used herein, “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

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(f)            Listing.  The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon the Principal Market (subject to official notice of issuance) and shall maintain such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents on the Principal Market or any Eligible Market (as defined in the Notes).  The Company shall maintain the Common Stock’s authorization for listing on the Principal Market or any Eligible Market.  Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

(g)           Fees.  The Company shall pay the Placement Agent, or its designee(s) such fee as is agreed by the Company and the Placement Agent for its services as placement agent; and (in addition to any other expense amounts paid to any Buyer prior to the date of this Agreement) a $35,000 non-accountable expense fee to reimburse the Placement Agent for its fees and expenses in connection with the transactions contemplated by the Transaction Documents and, in addition, shall pay the reasonable legal fees and disbursements of Reed Smith LLP in connection therewith, including review of the Transaction Documents and the transactions contemplated thereby, in an amount up to $20,000, including any amounts previously paid to the Placement Agent or its designees in accordance with the term sheet with respect to the transactions contemplated hereby, all of which amounts may be withheld by such Buyer (or by the Placement Agent on behalf of the Buyers) from its Purchase Price at the Closing.  The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for Persons engaged by or on behalf of any Buyer) relating to or arising out of the transactions contemplated hereby, including, without limitation, any fees or commissions payable to the Placement Agent.  The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment.

(h)           Pledge of Securities.  The Company acknowledges and agrees that the Securities may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities.  The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(f) of this Agreement; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2(f) of this Agreement in order to effect a sale, transfer or assignment of Securities to such pledgee.  The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

(i)            Disclosure of Transactions and Other Material Information.  The Company shall, on or before 8:30 a.m., New York City time, on the fourth Business Day after this Agreement is executed, issue a press release reasonably acceptable to the Buyers disclosing all material terms of the transactions contemplated hereby and file a Current Report on Form 8-K

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describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act, and attaching the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement), the form of the Notes, the form of Registration Rights Agreement, and the form of Lock-Up Agreements) as exhibits to such filing (including all attachments, the “8-K Filing”).  From and after the 8-K Filing with SEC, no Buyer shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing.  The Company shall not, and shall cause each of its Subsidiaries and each of their respective officers, directors, employees and agents, not to, provide any Buyer with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the 8-K Filing with the SEC without the express written consent of such Buyer.  In the event of a breach of the foregoing covenant by the Company, any Subsidiary, or its each of respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents.  A Buyer shall provide the Company with two (2) Business Days advance notice prior to making a public disclosure under this Section 4(i).  No Buyer shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure.  Subject to the foregoing, neither the Company, its Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations, including the applicable rules and regulations of the Principal Market (provided that in the case of clause (i) each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).  Without the prior written consent of any applicable Buyer, neither the Company nor any of its Subsidiaries or affiliates shall disclose the name of such Buyer in any filing, announcement, release or otherwise except where such disclosure is required by applicable law and regulations (including the rules and regulations of the Principal Market), provided the Company agrees that unless otherwise required by such law or regulations, it shall disclose any such names only through a Transaction Document that is filed as an exhibit to a report or other filing made with the SEC; provided further, that such Buyer shall be consulted by the Company in connection with any such filing, announcement, release or other public disclosure prior to its release.

(j)            Additional Registration Statements.  Until the date that is ninety (90) calendar days from the earlier of (i) the Initial Effective Date (as defined in the Registration Rights Agreement) and (ii) the date all of the Registrable Securities may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, the Company shall not file a registration statement under the 1933 Act relating to securities that are not the Securities.

(k)           Reservation of Shares.  So long as any Buyer owns any Notes, the Company shall take all action necessary to at all times have authorized, and reserved for the

21

purpose of issuance no less than 120% of the sum of the maximum number of shares of Common Stock issuable (the “Required Reserved Amount”) upon conversion of the Notes (without taking into account any limitations on the conversions of the Notes).  If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserved Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations under Section 3(c), in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserved Amount.

(l)            Public Information.  At any time during the period commencing from the six (6) month anniversary of the Closing Date and ending at such time that all of the Securities can be sold either pursuant to a registration statement, or if a registration statement is not available for the resale of all of the Securities, may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) (a “Public Information Failure”) then, as partial relief for the damages to any holder of Securities by reason of any such delay in or reduction of its ability to sell the Securities (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each such holder an amount in cash equal to one percent (1.0%) of the aggregate Purchase Price of such holder’s Securities on the day of a Public Information Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (i) the date such Public Information Failure is cured and (ii) such time that such public information is no longer required pursuant to Rule 144.  The payments to which a holder shall be entitled pursuant to this Section 4(q) are referred to herein as “Public Information Failure Payments.”  Public Information Failure Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Public Information Failure Payments are incurred and (II) the third Business Day after the event or failure giving rise to the Public Information Failure Payments is cured.  In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.

(m)          Conduct of Business.  For so long as any Buyer owns Notes, the business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

(n)           Lock-Up.  The Company shall not amend or waive any provision of any of the Lock-Up Agreements except to extend the term of the lock-up period and shall enforce such Lock-Up Agreements in accordance with their terms.

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5.             REGISTER; TRANSFER AGENT INSTRUCTIONS.

(a)           Register.  The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes, in which the Company shall record the name and address of the Person in whose name the Notes have been issued (including the name and address of each transferee), the principal amount of Notes held by such Person and the number of Conversion Shares issuable upon conversion of the Notes held by such Person.  The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

(b)           Transfer Agent Instructions.  The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares issuable upon conversion of the Notes in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Notes in the form of Exhibit C attached hereto (the “Irrevocable Transfer Agent Instructions”).  The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(f) hereof, will be given by the Company to its transfer agent, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents.  If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(f), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment.  In the event that such sale, assignment or transfer involves Conversion Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the transfer agent shall issue such Securities to the Buyer, assignee or transferee, as the case may be, without any restrictive legend.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer.  Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

6.             CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Notes to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i)            Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

23

(ii)           Such Buyer shall have delivered to the Company the Purchase Price (provided certain amounts may be withheld by the Placement Agent pursuant to Section 4(g)) for the Notes being purchased by such Buyer and each other Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

(iii)          The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

7.             CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

The obligation of each Buyer hereunder to purchase the Notes at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)            The Company shall have duly executed and delivered to such Buyer (i) each of the Transaction Documents and (ii) the Notes (in such principal amounts as such Buyer shall request), being purchased by such Buyer at the Closing pursuant to this Agreement.

(ii)           Such Buyer shall have received the opinion of Carlile Patchen & Murphy LLP, the Company’s outside counsel (“Company Counsel”), dated as of the Closing Date, in substantially the form of Exhibit D attached hereto.

(iii)          Intentionally omitted.

(iv)          The Company shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company and each of its operating Subsidiaries that constitute “significant subsidiaries” under Rule 1-02 of Regulation S-X, in such corporation’s state of incorporation issued by the Secretary of State of such state of incorporation as of a date within 10 days of the Closing Date.

(v)           The Company shall have delivered to such Buyer a certificate evidencing the Company’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company conducts business and is required to so qualify, as of a date within ten (10) days of the Closing Date.

(vi)          The Common Stock (I) shall be listed on the Principal Market and (II) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Principal

24

Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market; and the Conversion Shares shall have been accepted for listing on the Principal Market when issued upon conversion of the Notes.

(vii)         The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Ohio within 10 days of the Closing Date.

(viii)        The Company shall have delivered to such Buyer a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation and the Bylaws, each as in effect at the Closing and (iii) all communications with the Principal Market with respect to the listing of the Conversion Shares, in the form attached hereto as Exhibit E.

(ix)           The representations and warranties of the Company shall be true and correct as of the date when made and shall be true and correct in all material respects as of the Closing Date (except, that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects as of the Closing Date) as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date.  Such Buyer shall have received a certificate, executed by two duly authorized officers of the Company, including the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit F.

(x)            The Company shall have delivered to such Buyer a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding and the number of shares of Common Stock reserved for issuance as of a date within five days of the Closing Date.

(xi)           The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities.

(xii)          All officers, directors, employees and affiliates of the Company set forth on Schedule 7(xii) shall have entered into a lock-up agreement with the Company in the form attached hereto as Exhibit G (the “Lock-Up Agreements”).

8.             TERMINATION.  In the event that the Closing shall not have occurred with respect to a Buyer on or before five (5) Business Days from the date hereof due to the Company’s or such Buyer’s failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 8, the Company shall

25

remain obligated to reimburse the non-breaching Buyers and the Placement Agent for the fees and expenses described in Section 4(g) above.

9.             MISCELLANEOUS.

(a)   Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b)   Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(c)   Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)   Severability.  If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in

26

good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(e)   Entire Agreement; Amendments.  This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and the holders of at least fifty percent (50%) of the aggregate amount of Registrable Securities issued and issuable hereunder and under the Notes, and any amendment or waiver to this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities.  No such amendment shall be effective to the extent that it applies to less than all of the holders of the applicable Securities then outstanding.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to the Transaction Documents and holders of Notes as the case may be.  The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.  Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise.

(f)    Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

AdCare Health Systems, Inc.
5057 Troy Road
Springfield, OH 45502-9032
Telephone:	(937) 964-8974
Facsimile:	(937) 964-8961
Attention:	Carol Groeber

With a copy (for informational purposes only) to:

Carlile Patchen & Murphy LLP

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366 East Broad Street

Columbus, OH  43215

Telephone:	(614) 628-0788
Facsimile:	(614) 221-0216
Attention:	Michael A. Smith

If to the Transfer Agent:

Continental Stock Transfer & Trust, Inc.
17 Battery Place
New York, NY 10004

Telephone:	(212) 845-3287
Facsimile:	(212) 509-5150
Attention:	Mark Zimkind

If to a Buyer, to its address and facsimile number provided to the Company on the Closing Date, with copies to such Buyer’s representatives as set forth therein,

with a copy (for informational purposes only) to:

Reed Smith LLP

599 Lexington Avenue

New York, New York 10022

Telephone:	(212) 521-5400
Facsimile:	(212) 521-5450
Attention:	Lee Ann Dillon, Esq.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g)   Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes.  The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority of the aggregate number of Registrable Securities issued and issuable hereunder.  Except with respect to an assignment to an Affiliate, no Buyer may assign some or all of its rights hereunder without the written consent of the Company, unless such Buyer assigns Notes having an aggregate principal balance greater than or equal to the applicable Minimum Transfer Amount, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

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(h)   No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i)    Survival.  Unless this Agreement is terminated under Section 8, the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9 shall survive the Closing and the delivery and conversion of Securities, as applicable.  Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j)    Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)   Indemnification.  In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure made by such Buyer pursuant to Section 4(i), or (iv) the status of such Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents.  To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.  Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 9(k) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.  Notwithstanding anything in this Agreement or in clause (iv) of Section 6(a) of the Registration Rights Agreement to the

29

contrary, if the Company shall have any indemnification obligations with respect to any Indemnified Liabilities that resulted primarily from the willful misconduct or gross negligence of one or more Indemnitees, then the Company shall not be obligated to indemnify such Indemnitee for such Indemnified Liabilities.

(l)            No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m)          Remedies.  Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law.  Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers.  The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(n)           Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights

(o)           Payment Set Aside.  To the extent that the Company makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(p)           Independent Nature of Buyers’ Obligations and Rights.  The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be

30

deemed to constitute the Buyers as, and the Company acknowledges that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group, and the Company shall not assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents and the Company acknowledges that the Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  The Company acknowledges and each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors.  Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

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IN WITNESS WHEREOF, each Buyer and the Company have caused its respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

ADCARE HEALTH SYSTEMS, INC.

By:
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused its respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

ADCARE HEALTH SYSTEMS, INC.

By:	/s/ David A. Tenwick
Name: David A. Tenwick
Title: Chairman

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

Wensley & Ronella Hobby as Joint Tenants with Right of Survivorship

By:	/s/ Wensley Hobby
Name:
Title:

By:	/s/ Ronella B. Hobby

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

Pamela A. Muller Patton

By:	/s/ Pamela A. Muller Patton
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Peter Coppola
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

Matthew Fiorilli

By:	/s/ Matthew Fiorilli
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Phillip Ermis
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Alan D. Matthes
Name:
Title:

/s/ Lori A. Matthes

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Geoffrey D. Cant
Name: Geoffrey D. Cant
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Gary Mintz
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Jon B. Kruljac
Name: Jon B. Kruljac
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ John Schleyer
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Helen M. Embry
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ William B. Telfair
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ John F. Kullerstrand
Name: John F. Kullerstrand
Title: Individual

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Rita A. Neville-Landwehr
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Jean Gaur
Name: Jean Gaur
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER: Tim Macrae

By:	/s/ Tim macrae
Name: Tim Macrae
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Patsy Ragonese
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Hoy A. Moose
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Daniel E. Morocco
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Michael E. Donnelley
Name: Michael E. Donnelley
Title:

$26,500

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Christine Gefken
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Hamilton C. Fish
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Donald Thiry
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ William Waack
Name:
Title:

/s/ Suzanne P. Waack

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ David Benaderet
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Hubert D. Meeks
Name: Hubert D. Meeks
Title:

/s/ Mary P. Meeks
Mary P. Meeks

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Robert J. Barnwell, Sr.
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

/s/ John Sippell
John Sippell

By:	/s/ Mary Sippell
Name: Mary Sippell MD
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ William Moreland
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Neil Weiss
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Raymond H. Goodrich
Name:
Title: Trustee

/s/ Dorthea Goodrich
Trustee

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Bob Seifert
Name:
Title:

By:	/s/ Carolyn Seifert

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Peter H. Ferber
Name:
Title:

/s/ Peter H. Ferber

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Gloria M. Mayster
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Robert Conlin
Name: Robert Conlin
Title:

/s/ Barbara Conlin
Barbara Conlin

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Suresh. K. Sharma
Name: Suresh K. Sharma
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Jeffrey Benison
Name: Jeffrey Benison
Title: Owner

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Michael Aronson
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Jeffrey S. Hinkle
Name: Jeffrey S. Hinkle
Title:

/s/ Kimberly J. Hinkle
Kimberly L. Hinkle

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Raymond Doremus
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Michael S. Krushinsky
Name: Michael S. Krushinsky
Title:

/s/ Joyce I Krushinsky
Joyce I. Krushinsky

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Milton F. Langer
Name: Milton F. Langer
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:
P&W Exemption Trust

By:	/s/ Wallace Hollander
Name:
Title: Trustee

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:
Edward H. Simonian

By:	/s/ Edward H. Simonian
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Carol Kardon
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Hinda R Mizrahi
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:
KC Gamma Opportunity Fund LP

By:	/s/ Kevin Casey
Name: Kevin Casey
Title: Managing Member

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Thomas McQuaide
Name: Thomas McQuaide
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:
Pat S. West

By:	/s/ Pat S. West
Name:
Title:

/s/ Patricia K. West

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Thomas R. Gardner
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Thomas Forster
Name: Thomas Forster
Title: President

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Dorothy Blackstone
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Kraig Lotter
Name: Kraig Lotter
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Angelo Gigliotti
/s/ Paula J. Gigliotti
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Constantine Papavasiliou
Name:
	Title:	4-22-11

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Bernard F. Kolanowski
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Shelton Steinle
Shelton Steinle

/s/ Jeanette Steinle
Jeanette Steinle

[Signature Page to Securities Purchase Agreement]

SCHEDULE OF BUYERS

LAST NAME	FIRST NAME	AMOUNT

Wensley Hobby & Ronella Hobby JT Ten		$50,000.00
Muller Patton	Pamela A.	$20,000.00
Coppola	Peter	$30,000.00
Fiorilli	Matthew	$87,500.00
Ermis	Phil	$10,000.00
Alan D. Matthes TTEE Revocable Trust		$10,000.00
Cant	Geoffrey D.	$15,000.00
Mintz	Gary	$25,000.00
Kruljac	Jon B.	$21,200.00
Schleyer	John	$20,000.00
Embry Living Trust DTD 07/16/97		$100,000.00
William B. Telfair & Carole H. Telfair JT Ten		$5,000.00
Kullerstrand	John F.	$20,000.00
Neville Landwehr	Rita A.	$50,000.00
Gaur	Jean	$50,000.00
MacRae	Tim	$10,000.00
Ragonese	Patsy	$25,000.00
Moose, Jr.	Hoy A.	$20,000.00
Morocco	Daniel E.	$10,000.00
Donnelly	Michael	$26,500.00
Gefken	Christine	$50,000.00
Fish	Hamilton	$10,000.00
Thiry	Donald	$100,000.00
William Waack & Suzanne Waack Jt Ten		$10,000.00
Benaderet	David H.	$50,000.00
Hubert D. Meeks & Mary P. Meeks Jt Ten		$18,000.00
Robert J. Barnwell Sr. TTEE DTD 09/21/1998		$25,000.00
Mary F. Sippell & John Sippell Jt WROS		$10,000.00
Moreland	William	$397,500.00
Raymond H. Goodrich, Dorethea Goodrich CO TTEES, The Goodrich Family Trust		$25,000.00
Bob Seifert & Carolyn Seifert Jt WROS		$10,000.00
Dr. Peter H. Ferber & Gloria P. Ferber Jt Ten		$20,000.00
Mayster	Gloria M.	$20,000.00
Barbara Conlin & Robert Conlin JTWROS		$40,000.00
Sharma	Suresh	$10,000.00
Benison	Jeff	$50,000.00
Aronson	Michael	$25,000.00
Jeffery Hinkle & Kimberly J. Hinkle JT Ten		$40,000.00

LAST NAME	FIRST NAME	AMOUNT
Doremus	Raymond	$10,000.00
Michael S. Krushinsky & Joyce L. Krushinsky Jt Ten		$15,000.00
Langer	Milton F.	$10,000.00
P&W Exemption Trust Wallace Hollander TTEE DTD 08/19/1993		$10,000.00
Simonian	Edward	$15,000.00
Kardon	Carol	$10,000.00
Mizrahi	Hinda	$25,000.00
McQuaide	Thomas J.	$18,000.00
Pat S. West & Patricia K. West Jt WROS		$10,000.00
Thomas R. Gardner TTEE DTD 12/19/2006		$10,000.00
Aerials Gymnastics Attention Tom Forster		$50,000.00
Blackstone	Dorothy	$25,000.00
Lotter	Kraig	$10,000.00
Angelo Gigliotti & Paula J. Gigliotti Jt WROS		$20,000.00
Papavasiliou	Constantinos	$20,000.00
Bernard f. Kolanowski & Mary Beth Kolanowski Jt Ten		$10,000.00
Weiss	Neil	$40,000.00
Shelton Steinle & Jeanette Steinle JtWros		$40,000.00
KC Gamma Opportunity Fund LP		$530,000.00
Total		$2,393,700.00

EXHIBITS

Exhibit A	Form of Notes
Exhibit B	Form of Registration Rights Agreement
Exhibit C	Form of Irrevocable Transfer Agent Instructions
Exhibit D	Form of Company Counsel Opinion
Exhibit E	Form of Secretary’s Certificate
Exhibit F	Form of Officer’s Certificate
Exhibit G	Form of Lock-Up Agreement

SCHEDULES

Schedule 7(xii) - Parties to Lock-Up Agreements

SCHEDULE 7(xii)

Directors

David A. Tenwick

Chistopher Brogdon

Jeffrey L. Levine

Philip S. Radcliffe

Laurence E. Sturtz

Peter J. Hackett

Boyd P. Gentry

Joshua J. McClellan

Officers and Employees

Gary L. Wade

Scott Cunningham

Sharon Reynolds

Andy Wade

Teresa Quinn

Carol Groeber

Clarence A. Shelton, III